                                                                   EXHIBIT 10(e)

----------------------------------
|                SERVICE REQUEST |
----------------------------------



     P   L   A   T   I   N   U   M
----------------------------------
                 INVESTOR(SM) PLUS
----------------------------------
             AMERICAN GENERAL LIFE
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PLATINUM INVESTOR PLUS--FIXED OPTION                                MFS Variable Insurance Trust
     .  Division 301 -- AGL Declared Fixed Interest Account         ----------------------------
                                                                         .  Division 340 - MFS Capital Opportunities
PLATINUM INVESTOR PLUS -- VARIABLE DIVISIONS                             .  Division 338 - MFS Emerging Growth
AIM Variable Insurance Funds                                             .  Division 341 - MFS New Discovery
----------------------------                                             .  Division 339 - MFS Research
     .  Division 316 - AIM V.I. International Growth
     .  Division 317 - AIM V.I. Premier Equity                      Neuberger Berman Advisers Management Trust
                                                                    ------------------------------------------
American Century Variable Portfolios, Inc.                               .  Division 342 - Mid-Cap Growth
------------------------------------------
     .  Division 318 - VP Value                                     PIMCO Variable Insurance Trust
                                                                    ------------------------------
Ayco Series Trust                                                        .  Division 344 - PIMCO Real Return
-----------------                                                        .  Division 343 - PIMCO Short-Term
     .  Division 326 - Ayco Growth                                       .  Division 345 - PIMCO Total Return

Credit Suisse Trust                                                 Putnam Variable Trust
-------------------                                                 ---------------------
     .  Division 356 - Small Cap Growth                                  .  Division 346 - Putnam VT Diversified Income
                                                                         .  Division 347 - Putnam VT Growth and Income
Dreyfus Investment Portfolios                                            .  Division 348 - Putnam VT Int'l Growth and Income
-----------------------------
     .  Division 329 - MidCap Stock                                 SAFECO Resource Series Trust
                                                                    ----------------------------
Dreyfus Variable Investment Fund                                         .  Division 349 - Equity
--------------------------------                                         .  Division 350 - Growth Opportunities
     .  Division 327 - Quality Bond
     .  Division 328 - Small Cap                                    SunAmerica Series Trust
                                                                    -----------------------
Fidelity Variable Insurance Products Fund                                .  Division 361 - Aggressive Growth
-----------------------------------------                                .  Division 360 - SunAmerica Balanced
     .  Division 333 - VIP Asset Manager
     .  Division 332 - VIP Contrafund                               The Universal Institutional Funds, Inc.
     .  Division 330 - VIP Equity-Income                            ---------------------------------------
     .  Division 331 - VIP Growth                                        .  Division 351 - Equity Growth
                                                                         .  Division 352 - High Yield
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------                VALIC Company I
     .  Division 357 - Franklin U.S. Government                     ---------------
     .  Division 358 - Mutual Shares Securities                          .  Division 319 - International Equities
     .  Division 359 - Templeton Foreign Securities                      .  Division 320 - Mid Cap Index
                                                                         .  Division 321 - Money Market I
Janus Aspen Series                                                       .  Division 322 - Nasdaq-100 Index
------------------                                                       .  Division 325 - Science & Technology
     .  Division 336 - Aggressive Growth                                 .  Division 324 - Small Cap Index
     .  Division 334 - International Growth                              .  Division 323 - Stock Index
     .  Division 335 - Worldwide Growth
                                                                    Vanguard Variable Insurance Fund
J.P. Morgan Series Trust II                                         --------------------------------
---------------------------                                              .  Division 353 - High Yield Bond
     .  Division 337 - JPMorgan Small Company                            .  Division 354 - REIT Index

                                                                    Van Kampen Life Investment Trust
                                                                    --------------------------------
AGLC 100182 Rev0302                                                      .  Division 355 - Growth & Income

AIG  AMERICAN                                                                                                VARIABLE UNIVERSAL LIFE
       |GENERAL                                                                                            INSURANCE SERVICE REQUEST

                                                                                    AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                                                                       Member of American International Group, Inc.
                                                                                                Complete and return this request to:
                                                          Variable Universal Life Operations, P.O. Box 4880, Houston, TX. 77210-4880
                                      (888) 325-9315 or (713) 831-3443 . Fax: (877) 445-3098 . Hearing Impaired/(TDD) (888) 436-5258
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  [_]  POLICY                  1. | POLICY #:_________________________________ INSURED:__________________________________
       IDENTIFICATION             | ADDRESS:________________________________________________________________ New Address (yes) (no)
    COMPLETE THIS SECTION         | Primary Owner (if other than an insured):_______________________________
      FOR ALL REQUESTS.           | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No. or Tax I.D. No._____________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)    Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
of one of the Contingent Insureds,| __________________________________________________    __________________________________________
Owner, Payor or Beneficiary has   |
changed. (Please note, this does  | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
    not change the Contingent     |
   Insureds, Owner, Payor or      |
   Beneficiary designation.)      |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM % DED %   INVESTMENT DIVISION               PREM %  DED %
       ALLOCATION                 | AIM Variable Insurance Funds                     Neuberger Berman Advisers Management Trust
       PERCENTAGES                | (316) AIM V.I. International Growth _____ _____  (342) Mid-Cap Growth             ______  ______
  Use this section to indicate    | (317) AIM V.I. Premier Equity       _____ _____
     how premiums or monthly      |                                                  PIMCO Variable Insurance Trust
 deductions are to be allocated.  | American Century Variable                        (344) PIMCO Real Return          ______  ______
 Total allocation in each column  | Portfolios, Inc.                                 (343) PIMCO Short-Term           ______  ______
     must equal 100%; whole       | (318) VP Value                      _____ _____  (345) PIMCO Total Return         ______  ______
         numbers only.            |
                                  | Ayco Series Trust                                Putnam Variable Trust
                                  | (326) Ayco Growth                   _____ _____  (346) Putnam VT Diversified
                                  |                                                        Income                     ______  ______
                                  | Credit Suisse Trust                              (347) Putnam VT Growth and Income______  ______
                                  | (356) Small Cap Growth              _____ _____  (348) Putnam VT Int'l Growth and
                                  |                                                        Income                     ______  ______
                                  | Dreyfus Investment Portfolios
                                  | (329) MidCap Stock                  _____ _____  SAFECO Resource Series Trust
                                  |                                                  (349) Equity                     ______  ______
                                  | Dreyfus Variable Investment Fund                 (350) Growth Opportunities       ______  ______
                                  | (327) Quality Bond                  _____ _____
                                  | (328) Small Cap                     _____ _____  SunAmerica Series Trust
                                  |                                                  (361) Aggressive Growth          ______  ______
                                  | Fidelity Variable Insurance                      (360) SunAmerica Balanced        ______  ______
                                  | Products Fund
                                  | (333) VIP Asset Manager             _____ _____  The Universal Institutional Funds, Inc.
                                  | (332) VIP Contrafund                _____ _____  (351) Equity Growth              ______  ______
                                  | (330) VIP Equity-Income             _____ _____  (352) High Yield                 ______  ______
                                  | (331) VIP Growth                    _____ _____
                                  |                                     _____ _____  VALIC Company I
                                  | Franklin Templeton Variable         _____ _____  (319) International Equities     ______  ______
                                  | Insurance Products Trust                         (320) Mid Cap Index              ______  ______
                                  | (357) Franklin U.S. Government      _____ _____  (321) Money Market I             ______  ______
                                  | (358) Mutual Shares Securities      _____ _____  (322) Nasdaq-100 Index           ______  ______
                                  | (359) Templeton Foreign Securities  _____ _____  (325) Science & Technology       ______  ______
                                  |                                                  (324) Small Cap Index            ______  ______
                                  | Janus Aspen Series                               (323) Stock Index                ______  ______
                                  | (336) Aggressive Growth             _____ _____
                                  | (334) International Growth          _____ _____  Vanguard Variable Insurance Fund
                                  | (335) Worldwide Growth              _____ _____  (353) High Yield Bond            ______  ______
                                  |                                                  (354) REIT Index                 ______  ______
                                  | J.P Morgan Series Trust II
                                  | (337) JPMorgan Small Company        _____ _____  Van Kampen Life Investment Trust
                                  |                                                  (355) Growth & Income            ______  ______
                                  | MFS Variable Insurance Trust
                                  | (340) MFS Capital Opportunities     _____ _____  Other:_______________________    ______  ______
                                  | (338) MFS Emerging Growth           _____ _____  (301) AGL Declared Fixed
                                  | (341) MFS New Discovery             _____ _____        Interest Account           ______  ______
                                  | (339) MFS Research                  _____ _____                                   100%    100%
                                  |
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AGLC 100182 Rev0302                                            PAGE 2 OF 5

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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  |                                                         Bank Draft Authorization Form and
 billing frequency and/or method  |                                                         "Void" Check)
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum) taken from the Money Market I Division and
accumulation value) An amount may | transferred to the following Divisions:
be deducted periodically from the |
  Money Market I Division and     | AIM Variable Insurance Funds                    Neuberger Berman Advisers Management Trust
  placed in one or more of the    | (316) AIM V.I. International Growth   $_______  (342) Mid-Cap Growth                    $_______
        divisions listed.         | (317) AIM V.I. Premier Equity         $_______
     The AGL Declared Fixed       |                                                 PIMCO Variable Insurance Trust
Interest Account is not available | American Century Variable Portfolios, Inc.      (344) PIMCO Real Return                 $_______
    for Dollar Cost Averaging.    | (318) VP Value                        $_______  (343) PIMCO Short-Term                  $_______
 Please refer to the prospectus   |                                                 (345) PIMCO Total Return                $_______
   for more information on the    | Ayco Series Trust
  Dollar Cost Averaging Option.   | (326) Ayco Growth                     $_______  Putnam Variable Trust
    Note: Automatic Rebalancing   |                                                 (346) Putnam VT Diversified Income      $_______
  is not available if the Dollar  | Credit Suisse Trust                             (347) Putnam VT Growth and Income       $_______
    Cost Averaging Option is      | (356) Small Cap Growth                $_______  (348) Putnam VT Int'l Growth and Income $_______
           chosen.                |
                                  | Dreyfus Investment Portfolios                    SAFECO Resource Series Trust
                                  | (329) MidCap Stock                    $_______   (349) Equity                           $_______
                                  |                                                  (350) Growth Opportunities             $_______
                                  | Dreyfus Variable Investment Fund
                                  | (327) Quality Bond                    $_______   SunAmerica Series Trust
                                  | (328) Small Cap                       $_______   (361) Aggressive Growth                $_______
                                  |                                                  (360) SunAmerica Balanced              $_______
                                  | Fidelity Variable Insurance Products Fund
                                  | (333) VIP Asset Manager               $_______   The Universal Institutional Funds, Inc.
                                  | (332) VIP Contrafund                  $_______   (351) Equity Growth                    $_______
                                  | (330) VIP Equity-Income               $_______   (352) High Yield                       $_______
                                  | (331) VIP Growth                      $_______
                                  |                                                  VALIC Company I
                                  | Franklin Templeton Variable Insurance            (319) International Equities           $_______
                                  | Products Trust                                   (320) Mid Cap Index                    $_______
                                  | (357) Franklin U.S. Government        $_______   (321) Money Market 1                   $_______
                                  | (358) Mutual Shares Securities        $_______   (322) Nasdaq-100 Index                 $_______
                                  | (359) Templeton Foreign Securities    $_______   (325) Science & Technology             $_______
                                  |                                                  (324) Small Cap Index                  $_______
                                  | Janus Aspen Series                               (323) Stock Index                      $_______
                                  | (336) Aggressive Growth               $_______
                                  | (334) International Growth            $_______   Vanguard Variable Insurance Fund
                                  | (335) Worldwide Growth                $_______   (353) High Yield Bond                  $_______
                                  |                                                  (354) REIT Index                       $_______
                                  | J.P. Morgan Series Trust II
                                  | (337) JPMorgan Small Company          $_______   Van Kampen Life Investment Trust
                                  |                                                  (355) Growth & Income                  $_______
                                  | MFS Variable Insurance Trust
                                  | (340) MFS Capital Opportunities       $_______   Other:_____________________________    $_______
                                  | (338) MFS Emerging Growth             $_______
                                  | (341) MFS New Discovery               $_______
                                  | (339) MFS Research Division           $_______
                                  | _______ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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AGLC 100182 Rev0302                                            PAGE 3 OF 5

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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (DIVISION NAME OR NUMBER)                        (DIVISION NAME OR NUMBER)
      for or make changes to      |
   Automatic Rebalancing of the   | _________%:___________________________________      ________%:________________________________
 variable divisions. Please refer |
    to the prospectus for more    | _________%:___________________________________      ________%:________________________________
   information on the Automatic   |
       Rebalancing Option.        | _________%:___________________________________      ________%:________________________________
 Note: Dollar Cost Averaging is   |
 not available if the Automatic   | _________%:___________________________________      ________%:________________________________
  Rebalancing Option is chosen.   |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | ______________INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
                                  |
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations
       AUTHORIZATION              | for future purchase payments and monthly deductions.
Complete this section if you are  |
 applying for or revoking current | Initial the designation you prefer:
     telephone privileges.        |
                                  | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. |
 Use this section to correct the  | Name of Insured for whom this correction is submitted: ______________________________
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to ____________________________.
  Use this section if you want to |
   move money between divisions.  | Transfer $_______ or _______% from ____________________________ to ____________________________.
The minimum amount for transfers  |
is $500.00. Withdrawals from the  | Transfer $_______ or _______% from ____________________________ to ____________________________.
  AGL Declared Fixed Interest     |
Account to a Variable Division    | Transfer $_______ or _______% from ____________________________ to ____________________________.
may only be made within the 60    |
days after a contract anniversary.| Transfer $_______ or _______% from ____________________________ to ____________________________.
See transfer limitations outlined |
 in prospectus. If a transfer     | Transfer $_______ or _______% from ____________________________ to ____________________________.
      causes the balance in       |
   any division to drop below     | Transfer $_______ or _______% from ____________________________ to ____________________________.
 $500, AGL reserves the right     |
to transfer the remaining balance.| Transfer $_______ or _______% from ____________________________ to ____________________________.
 Amounts to be transferred should |
    be indicated in dollar or     | Transfer $_______ or _______% from ____________________________ to ____________________________.
  percentage amounts, maintaining |
     consistency throughout.      | Transfer $_______ or _______% from ____________________________ to ____________________________.
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AGLC 100182 Rev0302                                                  PAGE 4 OF 5

 [_]  REQUEST FOR PARTIAL     11. | _______ I request a partial surrender of $________ or _______% of the net cash surrender value.
      SURRENDER/POLICY LOAN       |
                                  | _______ I request a loan in the amount of $__________.
 Use this section to apply for a  |
partial surrender from or policy  | _______ I request the maximum loan amount available from my policy.
loan against policy values. For   |
detailed information concerning   | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 these two options please refer   | percentages in effect, if available; otherwise they ar taken pro-rata from the AGL Declared
 to your policy and its related   | Fixed Interest Account and Variable Divisions in use.
 prospectus. If applying for a    |
 partial surrender, be sure to    | _______________________________________________________________________________________________
   complete the Notice of         |
 Withholding section of this      | _______________________________________________________________________________________________
Service Request in addition to    |
        this section.             | _______________________________________________________________________________________________
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
                                  | IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).
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 [_]  AFFIRMATION/            13. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(a)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  |
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |         CITY, STATE
                                  |
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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AGLC 100182 Rev0302                                             PAGE 5 OF 5